UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

Advanced Energy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1595 Wynkoop Street, Suite 800, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(970) 407-6626

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AEIS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2023, at the 2023 Annual Meeting of Stockholders of Advanced Energy Industries, Inc. (“Advanced Energy” or the “Company”), the Company’s stockholders approved the Advanced Energy Industries, Inc. 2023 Omnibus Incentive Plan (the “2023 Plan”), which had previously been approved by the Company’s Board of Directors, subject to stockholder approval. Additional information regarding the results of the 2023 Annual Meeting of Stockholders is set forth below under Item 5.07 of this Current Report on Form 8-K.

The Company previously maintained the Advanced Energy Industries, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”). Effective upon stockholder approval of the 2023 Plan at the 2023 Annual Meeting of Stockholders, the 2017 Plan terminated and no new awards will be granted under the 2017 Plan. All awards that were granted under the 2017 Plan that were outstanding as of the date of the 2023 Annual Meeting of Stockholders will remain outstanding and will continue to be governed by the 2017 Plan.

The 2023 Plan is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on March 13, 2023, under the caption “Proposal No. 5 - Approval of Advanced Energy’s 2023 Omnibus Incentive Plan,” which description is incorporated herein by reference. A copy of the 2023 Plan is also filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the 2023 Plan set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2023 Annual Meeting of Stockholders on Thursday, April 27, 2023, to vote on five proposals. The following matters as set forth in the Proxy Statement were voted upon with the results indicated below.

1.Election of ten (10) Directors.

The following ten nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withhold	Broker Non-Vote
Grant H. Beard	34,652,845	76,719	1,210,040
Frederick A. Ball	30,856,595	3,872,970	1,210,039
Anne T. DelSanto	34,551,179	178,385	1,210,040
Tina M. Donikowski	34,562,530	167,034	1,210,040
Ronald C. Foster	34,660,871	68,694	1,210,039
Stephen D. Kelley	34,660,837	68,728	1,210,039
Lanesha T. Minnix	34,569,255	160,309	1,210,040
David W. Reed	34,634,998	94,567	1,210,039
John A. Roush	34,550,291	179,274	1,210,039
Brian M. Shirley	34,707,919	21,646	1,210,039

Each director has been elected to serve until the 2024 Annual Meeting of Stockholders, or until his or her successor has been elected and qualified or until such director’s earlier resignation or removal.

2.	Ratification of the appointment of Ernst & Young LLP as Advanced Energy’s independent registered public accounting firm for 2023.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
35,893,225	37,531	8,848	-

3.	Advisory approval on the compensation of our named executive officers.

The advisory approval of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
33,874,747	780,930	73,885	1,210,042

4.	Advisory vote on the frequency of future advisory votes on executive compensation.

In the advisory vote on the frequency of future advisory votes on executive compensation as disclosed in the Proxy Statement, the frequency of “1 year” was approved, with the following votes tabulated:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
33,642,119	3,208	1,071,661	12,575	1,210,041

Based on the voting results set forth above, the Company’s Board of Directors has determined that an advisory vote by the stockholders regarding named executive officer compensation as set forth in the proxy statement for the Company’s annual meetings of stockholders will be conducted on an annual basis.

5.	Approval of Advanced Energy’s 2023 Omnibus Incentive Plan.

The 2023 Plan was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
30,350,199	4,365,685	13,675	1,210,045

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Advanced Energy Industries, Inc. 2023 Omnibus Incentive Plan, effective April 27, 2023.
104	The cover page from Advanced Energy Industries, Inc. Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ENERGY INDUSTRIES, INC.

/s/ Elizabeth K. Vonne
Date: April 28, 2023	Elizabeth K. Vonne
Executive Vice President, General Counsel & Corporate Secretary